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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 25, 2003


                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-10, Mortgage Pass-Through Certificates, Series 2003-10).


                                  CWMBS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-103029                95-4449516
----------------------------    ----------------     -----------------------
(State of Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)         Identification No.)




                       4500 Park Granada
                      Calabasas, California                    91302
               -----------------------------------           ----------
                     (Address of Principal                   (Zip Code)
                       Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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


Item 5.   Other Events.
----      ------------

Filing of Collateral Tables
---------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-10, DEUTSCHE BANK SECURITIES INC. ("DEUTSCHE BANK"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "DEUTSCHE BANK Collateral Tables") for distribution to its potential investors. Although the Company provided DEUTSCHE BANK with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DEUTSCHE BANK Collateral Tables.

     The DEUTSCHE BANK Collateral Tables are attached hereto as Exhibit 99.1. These DEUTSCHE BANK Collateral Tables supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.



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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 24, 2003 and the prospectus supplement dated March 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-10.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

  99.1    DEUTSCHE BANK Collateral Tables filed on Form SE dated
          March 25, 2003


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


                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CWMBS, INC.




                                               By: /s/ Darren Bigby
                                                   --------------------
                                               Darren Bigby
                                               Vice President



Dated:  March 25, 2003


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
                                     Exhibit Index
                                     -------------


Exhibit                                                                            Page
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
99.1  DEUTSCHE BANK Collateral Tables filed on Form SE dated March 25, 2003.        6


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


                                 EXHIBIT 99.1
                                 ------------

    DEUTSCHE BANK Collateral Tables filed on Form SE dated March 25, 2003.


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